UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 20, 2023

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement

Non-Redemption Agreements

As recently disclosed on a Current Report on Form 8-K on December 19, 2023 (such report, the “Prior Form 8-K”), GigCapital5, Inc. (“GigCapital5” or the “Company”) and QT Imaging, Inc. (“QT Imaging”) entered into separate agreements (each, a “December 2023 Non-Redemption Agreement”) with certain of the public stockholders of GigCapital5 (each, individually, a “Public Stockholder”, and collectively, the “Public Stockholders”) eligible to redeem their respective shares of common stock of GigCapital5 (“GigCapital5 Common Stock”) at the upcoming special meeting of stockholders of GigCapital5 scheduled for December 28, 2023 (the “December 2023 Meeting”).

On December 20 and December 21, 2023, GigCapital5 and QT Imaging entered into additional December 2023 Non-Redemption Agreements (collectively, with those previously disclosed in the Prior Form 8-K, the “December 2023 Non-Redemption Agreements”) with Public Stockholders eligible to redeem its shares of GigCapital5 Common Stock at December 2023 Meeting.

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the December 2023 Non-Redemption Agreements. Any reference herein to the “December 2023 Non-Redemption Agreement” is to be treated as a reference to each Public Stockholder’s separate agreement and should be construed accordingly and any action taken by a Public Stockholder should be construed as an action under its own respective agreement.

As described further in the definitive proxy statement for the solicitation of proxies in connection with the December 2023 Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 11, 2023 (the “Extension Proxy Statement”), at the December 2023 Meeting, among other things, the stockholders of GigCapital5 will vote on a proposed extension of the combination period (the “Extension”) for consummating an initial business combination.

Pursuant to the December 2023 Non-Redemption Agreements (together with the December 2023 Non-Redemption Agreements disclosed in the Prior Form 8-K), the Public Stockholders have agreed not to request redemption in connection with the Extension or to reverse any previously submitted redemption demands in connection with the Extension with respect to the aggregate number of 2,017,323 shares of GigCapital5 Common Stock (the “Non-Redeemed GigCapital5 Shares”), provided that no Public Stockholder is required to hold a number of shares of GigCapital5 Common Stock representing in excess of 9.9% of the total number of shares of GigCapital5 Common Stock outstanding immediately following the December 2023 Meeting. The Non-Redeemed GigCapital5 Shares held by the Public Stockholders will not be subject to any other transfer restrictions than those described in the December 2023 Non-Redemption Agreements. The Public Stockholders will have no obligation to hold such Non-Redeemed GigCapital5 Shares beyond the date of the December 2023 Meeting. One of the non-redeeming Public Stockholders is Meteora Capital Partners, LP, which also has an economic interest in the sponsor of the Company, GigAcquisitions5, LLC.

In consideration of the foregoing, QT Imaging has agreed to issue to the Public Stockholders (the “Share Issuance”), immediately prior to and substantially concurrently with, the closing (the “Closing”) of the proposed Business Combination (as defined below), that number of shares of common stock of QT Imaging (the “QTI Shares”) equal to the result of: (i)(A) the number of months, rounded up to a whole number, having occurred since December 31, 2023 multiplied by (B) 0.02, such that at the Closing, the Public Stockholder will receive that consideration provided for in the BCA (as defined below) that a holder of QTI Shares is entitled to receive pursuant to the BCA, including that number of shares of GigCapital5 Common Stock equal to (A) the number of months rounded up to a whole number, having occurred since December 31, 2023, multiplied by (B) 0.02 (the “Merger Consideration GigCapital5 Shares”). The QTI Shares shall be issued directly to the Public Stockholder in book-entry form on the books and records of QT Imaging, and the Merger Consideration GigCapital5 Shares into which the QTI Shares convert at the Closing will be issued directly to a Public Stockholder in book-entry form on the books and records of the Company’s transfer agent in accordance with the terms of the BCA (as defined below).

The Public Stockholders shall not be required to forfeit, transfer or refrain from transferring any Merger Consideration GigCapital5 Shares. QT Imaging and GigCapital5 have agreed that any QTI Shares received by the Public Stockholders in the Share Issuance, or Merger Consideration GigCapital5 Shares into which such QTI Shares shall convert at the Closing, will not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by QT Imaging with respect to its other QTI Shares or by GigCapital5 with respect to its other shares of GigCapital5 Common Stock.

In the event that QT Imaging or GigCapital5 enters into one or more other non-redemption agreements in connection with the Extension (“Other Agreements”), QT Imaging and GigCapital5 have agreed that the terms of such Other Agreements will not be materially more favorable to such other investors than the terms of the December 2023 Non-Redemption Agreements are in respect of the Public Stockholders. In the event that another third party is afforded any such more favorable terms than the Public Stockholders, QT Imaging and GigCapital5 have agreed to promptly inform the Public Stockholders of such more favorable terms in writing, and the Public Stockholders will then have the right to elect to have such more favorable terms included in each Public Stockholder’s respective December 2023 Non-Redemption Agreement.

This Current Report provides a summary of the form of the December 2023 Non-Redemption Agreement, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement. A copy of the form of December 2023 Non-Redemption Agreement is filed as Exhibit 10.1 the Prior Form 8-K and is incorporated by reference into this Current Report.

Subscription Agreement

As previously disclosed on the Quarterly Report on Form 10-Q filed on November 14, 2023 (“Recent Form 10-Q”), in furtherance of the Business Combination, on November 10, 2023, GigCapital5 and QT Imaging entered into subscription agreements (each, a “November Subscription Agreement”) with certain stockholders of GigCapital5 (“Subscribing Stockholders”) which have agreed to purchase shares of common stock of QT Imaging in the aggregate amount of $3,000,000 in exchange for that number of shares of QT Imaging which at the completion of the Business Combination will be converted into in the aggregate 1,200,000 shares of common stock of the Combined Company in accordance with the terms of the Business Combination Agreement, but which the November Subscription Agreements also provide that the number of shares subscribed for QT Imaging can be reduced to the extent that the Subscribing Stockholders have not redeemed shares of common stock of GigCapital5 in connection with the completion of the Business Combination pursuant to the terms of the non-redemption agreements executed concurrently with the November Subscription Agreements.

In addition, GigCapital5 and QT Imaging entered into an additional subscription agreement for the purchase of shares of common stock of QT Imaging (the “December Subscription Agreement”) for the additional $500,000 in exchange for that number of shares of QT Imaging which at the completion of the Business Combination will be converted into the aggregate 200,000 shares of common stock of QTI Holdings (as defined below) in accordance with the terms of the Business Combination Agreement. Contrary to the Subscribing Stockholders, this subscriber is not a party to any non-redemption agreement with GigCapital5 and is not entitled to any early investor consideration shares of GigCapital5.

This Current Report provides a summary of the December Subscription Agreement, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement. The December Subscription Agreement is substantially the same as the November Subscription Agreement (other than the differences mentioned above), a copy of which is filed as Exhibit 10.2 to the Recent Form 10-Q and is incorporated by reference into this Current Report.

Item 8.01	Other Events.

Supplement to the Extension Proxy Statement

On December 11, 2023, GigCapital5 filed the Extension Proxy Statement for the solicitation of proxies in connection with the December 2023 Meeting to consider and vote on an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment Proposal”), to give the Company the right to extend the date by which it has to consummate an initial business combination (the “Combination Period”) until March 31, 2024 (the “Extension Date”) and an amendment to the Company’s investment management trust agreement allowing the Company to extend the Combination Period until the Extension Date (the “Trust Amendment Proposal”), as supplemented by the proxy supplement (the Proxy Supplement”) filed on December 19, 2023.

GigCapital5 has decided to amend the Proxy Supplement to the Extension Proxy Statement (the “Amended Proxy Supplement”) to provide updated information about the December 2023 Non-Redemption Agreements. There is no change to the date, location, the record date, redemption deadline or any of the other proposals to be acted upon at the December 2023 Meeting.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the December 4, 2023 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the December 2023 Meeting by requesting that the transfer agent return such shares prior to the December 2023 Meeting.

A copy of the Amended Extension Proxy Supplement is filed herewith as Exhibit 99.1 and is incorporated to herein by reference.

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On December 8, 2022, GigCapital5 entered into a Business Combination Agreement (as amended, the “Business Combination Agreement” or “BCA”) with QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”), and QT Imaging (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). Pursuant to the terms of the Business Combination Agreement, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

Additional Information and Where to Find It

In connection with the proposed Business Combination, GigCapital5 filed with the SEC a registration statement on Form S-4 (together with all amendment to such registration statement, the “Registration Statement”), which includes a preliminary proxy statement/prospectus (the “BCA Proxy Statement”) to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital will mail a definitive BCA Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the BCA Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. The BCA Proxy Statement, Registration Statement, the Extension Proxy Statement, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the extension of the business combination period until March 31, 2024 and approval of the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on June 15, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the extension of the business combination period is set forth in the Extension Proxy Statement and approval of the proposed Business Combination is set forth in the BCA Proxy Statement for the proposed Business Combination. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, is set forth in the Extension Proxy Statement relating to the extension of the business combination period. GigCapital5 stockholders, potential investors and other interested persons should read the Extension Proxy Statement and the BCA Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance, the completion of the financing with Yorkville or the ability to raise any other financing in connection with the Business Combination, and the GigCapital5 ability to maintain its listing on any stock exchange following the December 2023 Meeting. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI

Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the BCA; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the BCA Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of GigCapital5 on the Nasdaq Stock Exchange or any other Exchange following the December 2023 Meeting or the listing of QTI Holdings’ common stock on the Nasdaq Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; (17) the inability to close on the Yorkville financing or obtain any other financing to support the closing of the Business Combination and cover operating needs of QTI Holdings, and (18) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Amended Proxy Supplement, dated as of December 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2023	GIGCAPITAL5, INC.

	By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer, President and Secretary